UNITED STATES
Securities and Exchange Commission
Washington D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __ )

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CLIFFS NATURAL RESOURCES INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CLIFFS

Cliffs Natural Resources Inc.

February 2014

FORWARD-LOOKING STATEMENTS; IMPORTANT ADDITIONAL INFORMATION

This presentation contains statements that constitute "forward-looking statements" within the meaning of the federal securities laws. As a general matter, forward looking statements relate to anticipated trends and expectations rather than historical matters. Forward-looking statements are subject to uncertainties and factors relating to Cliffs' operations and business environment that are difficult to predict and may be beyond our control. Such uncertainties and factors may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These statements speak only as of the date of this presentation, and we undertake no ongoing obligation, other than that imposed by law, to update these statements. Uncertainties and risk factors that could affect Cliffs' future performance and cause results to differ from the forward-looking statements in this presentation include, but are not limited to: trends affecting our financial condition, results of operations or future prospects, particularly the continued volatility of iron ore and coal prices; uncertainty or weaknesses in global economic conditions, including downward pressure on prices, reduced market demand, increases in supply and any slowing of the economic growth rate in China; our ability to successfully identify and consummate any strategic investments or capital projects and complete planned divestitures; our ability to successfully integrate acquired companies into our operations and achieve post-acquisition synergies, including without limitation, Cliffs Quebec Iron Mining Limited (formerly Consolidated Thompson Iron Mining Limited); our ability to cost effectively achieve planned production rates or levels; changes in sales volume or mix; the outcome of any contractual disputes with our customers, joint venture partners or significant energy, material or service providers or any other litigation or arbitration; the impact of price-adjustment factors on our sales contracts; the ability of our customers and joint venture partners to meet their obligations to us on a timely basis or at all; our ability to reach agreement with our iron ore customers regarding modifications to sales contract pricing escalation provisions to reflect a shorter-term or spot-based pricing mechanism; our actual economic iron ore and coal reserves or reductions in current mineral estimates, including whether any mineralized material qualifies as a reserve; the impact of our customers using other methods to produce steel or reducing their steel production; events or circumstances that could impair or adversely impact the viability of a mine and the carrying value of associated assets, as well as any resulting impairment charges; the results of prefeasibility and feasibility studies in relation to development projects; impacts of existing and increasing governmental regulation and related costs and liabilities, including failure to receive or maintain required operating and environmental permits, approvals, modifications or other authorization of, or from, any governmental or regulatory entity and costs related to implementing improvements to ensure compliance with regulatory changes; uncertainties associated with natural disasters, weather conditions, unanticipated geological conditions, supply or price of energy, equipment failures and other unexpected events; adverse changes in currency values, currency exchange rates, interest rates and tax laws; availability of capital and our ability to maintain adequate liquidity and successfully implement our financing plans; our ability to maintain appropriate relations with unions and employees and enter into or renew collective bargaining agreements on satisfactory terms; risks related to international operations; the potential existence of significant deficiencies or material weakness in our internal controls over financial reporting; and problems or uncertainties with leasehold interests, productivity, tons mined, transportation, mine-closure obligations, environmental liabilities, employee-benefit costs and other risks of the mining industry. The information contained herein speaks as of the date of this presentation and may be superseded by subsequent events. Except as may be required by applicable securities laws, we do not undertake any obligation to revise or update any forward-looking statements contained in this presentation.

Important Additional Information

Cliffs, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cliffs shareholders in connection with the matters to be considered at Cliffs' 2014 Annual Meeting. Cliffs intends to file a proxy statement with the U.S. Securities and Exchange Commission (the "SEC") in connection with any such solicitation of proxies from Cliffs shareholders. CLIFFS SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of Cliffs' directors and executive officers in Cliffs shares, restricted shares and options is included in their SEC filings on Forms 3, 4 and 5. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Cliffs' 2014 Annual Meeting. Information can also be found in Cliffs' Annual Report on Form 10-K for the year ended Dec. 31, 2013, filed with the SEC on Feb. 14, 2014. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Cliffs with the SEC for no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at Cliffs' website at www.cliffsnr.com or by contacting Carolyn Cheverine, Vice President, General Counsel & Secretary at (216) 694-7605. Shareholders may also contact D.F. King & Co., Inc., Cliffs' proxy solicitor, toll-free at (800) 487-4870 or by email at cliffs@dfking.com.

CLIFFS' EXECUTIVE TEAM



Gary Halverson

President & Chief Executive Officer



Terry Paradie

Executive Vice President & Chief Financial Officer



Kelly Tompkins

Executive Vice President, External Affairs & President - Global Commercial

CLIFFS

CLIFFS HAS FIRMLY ESTABLISHED A NEW STRATEGIC DIRECTION

- Cliffs' Board of Directors has been strengthened and is fully-engaged
- Cliffs' Board of Directors installed a new management team to drive action and accountability for results
- New CEO and leadership team have reset strategic course and improved operating and financial discipline
- Efficient and return-driven capital allocation mindset is guiding all strategic decisions
- The focus of Cliffs' Board of Directors and management is to drive long-term shareholder value

GARY HALVERSON – CLIFFS' PRESIDENT AND CHIEF EXECUTIVE OFFICER



- Recently transitioned to Chief Executive Officer after joining as Chief Operating Officer in November 2013.
- Most recently was Barrick Gold Corporation Inc.'s interim COO. Previously served as President of Barrick's largest business unit, which generated 39% of 2012 total revenue[1].

DEEP MINING EXPERTISE

- 30 years of mining experience
- Underground and open-pit mining
- Mineral processing
- Strong project execution track record

GLOBAL EXPERIENCE

- Familiar with Cliffs' operating footprint
- Led operations in U.S., Canada and Australia with similar size and complexity to Cliffs

FINANCIAL DISCIPLINE

- Demonstrated rigorous capital allocation application through volatile commodity pricing environments
- Understands profitability drivers and returns on capital
- Regional operating leader at Placer Dome prior to Barrick's acquisition

[1] *Source: Barrick's 2012 40-F*

CLIFFS

NEW EXECUTIVE LEADERSHIP HAS MOVED QUICKLY TO RESET STRATEGIC DIRECTION AND IMPOSE FINANCIAL AND OPERATING DISCIPLINE

November
- Gary Halverson joins as President & Chief Operating Officer
- Announces plan to halt development of the Chromite Project indefinitely

December
- Performs global asset review and interacts with key customers
- Reduces long-term debt by $380 million, net debt improves to $2.7 billion

January
- Conducts organizational review and management restructuring
- Announces plans to idle the Wabush Mine and significantly reduce 2014 capital expenditures

February
- Announces $90 million reduction in expected 2014 SG&A and exploration spending
- Cliffs' Board appoints Gary Halverson to Chief Executive Officer

CLIFFS

ACTIONS TAKEN BY CLIFFS' BOARD AND IMPROVED FINANCIAL PERFORMANCE HAVE DIRECTLY IMPACTED THE COMPANY'S VALUATION

Share price performance since announcement of Cliffs' CEO succession initiated (prices indexed to 7/8/2013)



180%
160%
140%
120%
100%
80%
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
7/25/13
Cliffs announces
Q2 results
10/24/13
Cliffs announces
Q3 results
2/13/14
Cliffs appoints Gary Halverson
as CEO and announces Q4
results
+45%
+26%
+12%
+1%
Cliffs
S&P 500
SPDR S&P Metals & Mining ETF[1]
Iron ore[2]

Source: FactSet and Bloomberg. Note: Market data as of 2/14/14. Succession plan announced 7/9/2013. [1] Ticker: XME. [2] US$/metric ton, 62% Fe fines, CFR China

CLIFFS

CLIFFS' ENGAGED BOARD OF DIRECTORS ENACTED SIGNIFICANT LEADERSHIP CHANGES

January - May
- **T. Sullivan elected CLF Board**
- R. Ross resigns from CLF Board

June
- **J. Kirsch elected Lead Director**
- F. McAllister retires as Lead Director

July
- **M. Gaumond appointed CLF Board**
- **J. Kirsch appointed Chairman**[1]
- J. Carrabba announces retirement as President & CEO
- L. Brlas retires as EVP & COO

CLF Board separates CEO & Chairman roles

August

September
- **S. Johnson appointed CLF Board**

October

November
- **G. Halverson appointed Pres. & COO, and CLF Board**

CEO SEARCH INITIATED AFTER CHANGE IN LEADERSHIP OF THE BOARD

The Board directed a rigorous and independent CEO search with the assistance of a leading search firm

- Internal and external candidates were evaluated
- Priority was for **global experience** in mining and large capital project management
- Search focused on leaders with significant experience in large well-structured, **top-tier mining companies** with strong processes and disciplines
  - Outstanding experience in **operational mining** and extensive experience in North America
  - A **track record of successful** personal delivery of major **capital projects – greenfield and brownfield**

More than **90 candidates** considered

Full Board was engaged and interviewed all finalist candidates

[1] On July 8, 2013 J. Kirsch was appointed to Non-Executive Chairman of the Board. On January 1, 2014 J. Kirsch was appointed to Executive Chairman of the Board and also became a dependent director. J. Kirsch's dependent director status will only be on an interim basis in 2014. After the interim period ends, J. Kirsch will be the non-Executive Chairman and will resume independent director status.

CLIFFS

CLIFFS' ROBUST AND INDEPENDENT GOVERNANCE PROCESS ATTRACTED THREE HIGHLY QUALIFIED INDEPENDENT DIRECTORS IN 2013

Mark Gaumond



Occupation: Corporate Director

- Former Senior Vice Chair – Americas of Ernst & Young LLP
- Audit partner on several major clients
- Extensive managerial, financial and accounting experience
- Critical contribution to the Board's oversight of Cliffs' financial performance, reporting and controls

Current Directorships:

- Rayonier
- Booz Allen Hamilton

Current Cliffs Committee Memberships:

- Audit Committee
- Compensation and Organization Committee

Stephen Johnson



Occupation: Corporate Director

- Former Chairman, President, CEO and Board member of McDermott International
- Senior Executive Vice President and Member, Office of the Chairman at Washington Group International
- Deep expertise in the engineering and construction industry
- Broad managerial experience both in the U.S. and overseas

Current Cliffs Committee Memberships:

- Audit Committee
- Governance and Nominating Committee

Timothy Sullivan



Occupation: President and CEO, Gardner Denver

- Former President and CEO of Bucyrus International Inc.
- Former President and CEO of United Container
- Significant experience in the mining equipment industry

Current Directorships:

- Aurora Health Care, Inc.
- Northwestern Mutual Life Insurance Company

Current Cliffs Committee Memberships:

- Chair of the Compensation and Organization Committee
- Strategy and Sustainability Committee

CLIFFS INDEPENDENT BOARD – THE RIGHT EXPERIENCE TO LEAD CLIFFS

✓ **Independent Oversight**

- Separate roles of CEO and Board Chairman
- 9 of the 11 Board members are independent; Executive Chairman is considered "dependent" on an interim basis
- Continuously reviewing best corporate governance practices

✓ **Infusion of New Perspectives and Accountability**

- Four highly qualified Directors appointed in 2013 who are recognized leaders in their respective fields have challenged conventional thinking and helped the Board take decisive action in response to challenges faced by Cliffs

✓ **Relevant Industry Experience and Long-term Strategy**

- Experience of leading large corporations with global operations in cyclical industries (Mining, Steel, Basic Materials, Energy & Power, Engineering)
- Critical skills and expertise to guide Cliffs' long-term strategy and create value for stakeholders
- 7 of the 11 Board members are current or former CEOs

✓ **Healthy Turnover at Cliffs Board**

- Nearly two-thirds of the Board has been reconstituted since 2010

✓ **Aggressively Involved in Driving Shareholder Return**

- Committed to act in the interest of ALL shareholders
- Position management incentives in alignment with shareholder returns

CLIFFS BOARD OF DIRECTORS ARE HIGHLY QUALIFIED

Director	CEO / CFO / Finance / Legal Experience	Public Company with Global Operations	Basic Materials/Mining Experience
Gary B. Halverson	✓	✓	✓
Susan M. Cunningham		✓	✓
Barry J. Eldridge	✓		✓
Mark E. Gaumond	✓	✓	
Andrés R. Gluski	✓	✓	✓
Susan M. Green	✓		
Janice K. Henry	✓	✓	✓
James F. Kirsch	✓	✓	✓
Stephen Johnson	✓	✓	
Richard K. Riederer	✓		✓
Timothy W. Sullivan	✓	✓	✓

CLIFFS

SIGNIFICANT SENIOR MANAGEMENT AND ORGANIZATIONAL CHANGES

Gary Halverson
CEO

Terry Fedor
EVP, U.S. Iron Ore

Cliff Smith
EVP, Seaborne Iron Ore

David Webb
EVP, Global Coal

- Direct reporting line to CEO from operations
- Streamline business' support functions by eliminating duplication
- Operations executives have a combined total of over 90 years experience, most of which outside of Cliffs

Terry Paradie
EVP & CFO

- Stronger focus on financial objectives and transparency with investors

Bill Boor
EVP, Corp. Development & Chief Strategy Officer

- Renewed focus on shareholder returns to guide strategic initiatives

Kelly Tompkins
EVP, External Affairs & President, Global Commercial

- Successful new long-term contracts

"**Right-sized**" and **de-layered** top levels of management

›

Streamlined organizational structure will **reduce costs** and enable **more effective decision making** and **accountability**

›

32% decrease
in Cliffs' Officer-level executives over the last 12 months

CLIFFS

CLIFFS' GUIDING PRINCIPLES - FOCUSED ON SUPPLYING THE GLOBAL STEELMAKING INDUSTRY TO DRIVE LONG-TERM SHAREHOLDER VALUE



Environmental Stewardship
Ethical Behavior
Creating Economic Value
Accountability
Safe Production
Operational Excellence
Financial Discipline
Long-term Value Creation
Customer Excellence
Strength in People
Bias for Action
Customer Focus
Team Work
Recognize & Reward Achievement
Trust, Respect & Open Communication

OPERATIONAL EXCELLENCE

- Safety
- Continuous improvement
- Environmental stewardship
- Leading innovator in mineral processing

FINANCIAL DISCIPLINE

- Return-driven capital allocation strategy
- Focus on free-cash-flow generation
- Implementation of lean processes
- Management incentives aligned with shareholders

CUSTOMER EXCELLENCE

- Close, technical-based customer relationships
- Diverse customer end-market mix
- Reliable supplier of high-quality products

STRENGTH IN PEOPLE

- Diverse, highly qualified Board makeup
- Top talent from wide-range of industries
- Open communication channels at all levels in the organization

CLIFFS

UNITED STATES IRON ORE

- Cliffs' core business and a reliable generator of cash
- Limited exposure to volatile seaborne iron ore prices
- New commercial contracts provide for consistent long-term sales volume
- Ability to export high-quality pellets into the international seaborne market
- DR/DRI opportunities actively underway



52

SALES VOLUME AND CASH COSTS PER TON



(MM LONG TONS)
9
8
7
6
5
4
3
2
1
0
$80
$75
$70
$65
$60
$55
$50
$45
$40
$35
$30
(CASH COST PER TON)
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Sales tons
Cash Costs per ton

EASTERN CANADIAN IRON ORE

- Full-year 2014 capital spending reduced to license-to-operate and sustaining capital only: ~$200 million
- Bloom Lake strategy involves actively evaluating alternatives for long-term value generation
- Pursuing Phase I at Bloom Lake to optimize profile and maximize optionality with asset
- Focus on improving operating cash costs at Bloom Lake under new leadership
- Increased premiums for high-quality and high iron content emerging in marketplace
- Full-year 2014 volumes fully committed
- Recently announced idle of Wabush Mine, an underperforming asset



FE CONTENT PREMIUMS/DISCOUNTS

(FROM JULY 2013 TO JAN 2014)


100%
50%
0%
-50%
65% Fe
58% Fe
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14

EFFICIENT CAPITAL ALLOCATION – NOT TOP LINE GROWTH AND DIVERSIFICATION – WILL DRIVE STRATEGIC DECISIONS

ASIA PACIFIC IRON ORE

- An efficient cash generator
- Reliable supplier to steelmakers in Asia and an established platform for expanding global steel relationships
- Cost upside from favorable Australian to U.S. dollar exchange rate
- Pursuing mine life expansion opportunities



SALES VOLUME AND CASH COSTS PER TON


(MM METRIC TONS)
3.5
3.0
2.5
2.0
1.5
(CASH COST PER TON)
$80
$75
$70
$65
$60
$55
$50
$45
$40
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Sales tons
Cash Costs per ton

CLIFFS

NORTH AMERICAN COAL

- A North American first-quartile cost producer
- Expanded and diversified geographical market share with Tier I customers and attracting superior talent during current downturn
- Well positioned to generate cash from expected rebound in global pricing
- Primarily high-quality metallurgical coal product mix



SALES VOLUME AND CASH COSTS PER TON


(MM SHORT TONS)
2.0
1.5
1.0
0.5
0.0
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
$150
$140
$130
$120
$110
$100
$90
$80
$70
(CASH COST PER TON)
Sales tons
Cash Costs per ton

[1]Source: Company filings

CLIFFS

TWO FUNDAMENTAL CHANGES FOR CLIFFS UNDERWAY

Capital Discipline



CAPITAL EXPENDITURES[1]
($ IN MILLIONS)
$881
$1,128
24%
$862
54%
$375 - 425
2011
2012
2013
2014E

- Ongoing focus on free cash flow generation
- Improve performance of currently owned assets
- Lower net debt position

Streamlined Structure Lower Costs



SG&A and EXPLORATION[1]
($ IN MILLIONS)
$328
$425
32%
$291
31%
$200
2011
2012
2013
2014E
SG&A
Exploration

- "Right-size" and delayer top levels of management
- Create direct reporting line to CEO from operations
- Streamline the business' support functions by eliminating duplication

[1]*Source: Company filings*

CLIFFS

NEW LEADERSHIP DRIVING IMPROVED RESULTS

2013 FINANCIAL HIGHLIGHTS[1]

FY 2013 **Adjusted EBITDA***
$1.5B

FY 2013 **SG&A** and **Exploration** Expenses
↓ **32%**

FY 2013 **Cash** from **Operations**
$1.1B

FY 2014 **Capital** Spending **Budget**
↓ **54%**

TTM **Debt** to **EBITDA**
<2.0x

LIQUIDITY POSITION

($ IN MILLIONS)



197% increase year over year
$700
$1,460
$1,546
$1,641
$2,077
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

LEVERAGE PROFILE



3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
50%
45%
40%
35%
30%
25%
20%
15%
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Debt to Cap
Debt to EBITDA

[1]Source: Company filings
*See Non-GAAP reconciliation in appendix

CLIFFS

STABLE 2014 OUTLOOK

FULL-YEAR SEGMENT EXPECTATIONS

	Sales Volume[1]	Revenues/ton[2]	Costs/ton	DD&A/ton
U.S. Iron Ore[3]	22 - 23	$105 - $110 (+/- $2)	$65 - $70	$7
Eastern Canada Iron Ore[4]	6 - 7	$95 - $100 (+/- $9)	$85 - $90	$25
Asia Pacific Iron Ore[5]	10 - 11	$100 - $105 (+/- $9)	$60 - $65	$14
North American Coal[6]	7 - 8	$85 - $90	$85 - $90	$15

FULL-YEAR OTHER CONSOLIDATED EXPECTATIONS

SG&A	Exploration	Capital Expenditures	Other	DD&A
$185 million	$15 million	$375 - $425 million	$100 million Wabush related	$600 million

[1] In millions of tons
[2] Realized revenue sensitivities based on average Jan. 31, 2014 year-to-date 62% Fe seaborne iron ore fines price (C.F.R. China) of $128.
[3] U.S. Iron Ore tons are reported in long tons.
[4] Eastern Canadian Iron Ore tons are reported in metric tons, F.O.B. Eastern Canada.
[5] Asia Pacific Iron Ore tons are reported in metric tons, F.O.B. the port.
[6] North American Coal tons are reported in short tons at the mine.

CLIFFS

CLIFFS

Recent Developments

CLIFFS' RESPONSES TO CASABLANCA'S PROPOSAL

TOPIC	CASABLANCA'S PROPOSAL	OBSERVATIONS	CLIFFS' PLAN
CEO	*"Lourenco Goncalves will make a better CEO than Gary…"*	• Goncalves' experience is primarily in metals processing and distribution	• Gary Halverson is a highly experienced mining executive with a proven track record, selected following an extensive search and evaluation process amongst over 90 candidates
Bloom Lake and APIO	*"Separate Cliffs' U.S., Eastern Canadian and Asia Pacific operations…"*	• Cliffs does not trade at a discount to its peers • Flawed assumptions, ignores dis-synergies • Neglects Cliffs International's need to have financial strength to operate in a volatile pricing environment • Risks negative ratings impact on both Cliffs USA and Cliffs International • Leaves Cliffs USA a smaller and less-diversified entity	• Cliffs' Bloom Lake strategy involves actively evaluating alternatives to arrive at most value-enhancing alternative for shareholders • Alternatives range from a strategic partnership to a sale • Pursuing Phase I production at Bloom Lake to optimize performance and maximize optionality with asset • Seize on increased premiums for high-quality ore emerging in marketplace • Pursuing mine life expansion opportunities at APIO
MLP	*"Cliffs should consider converting USIO assets into an MLP…"*	• Fails to appreciate complexities including tax implications and commodity volatility	• We have been examining MLP structures since July 2013, and continue to evaluate if it can be adapted to USIO's unique characteristics that include partnerships and complex pricing structures
Dividends	*"Double Cliffs' dividend…"*	• Dividend may not be sustainable through the cycle • High dividend-paying mining stocks do not trade at premium multiples	• Our more thoughtful return of capital policy is consistent with prudent debt levels that is durable through all cycles • Cliffs' shareholder distribution policy is in line with peers
Infrastructure Assets	*"Divest infrastructure / other non-core assets that Cliffs does not need to own…"*	• Selling the rail/port assets raises the cost of the operations through third party lease expenses	• Our infrastructure assets give our operations a competitive advantage that we will leverage to drive greater value for investors
SG&A Costs	*"Reduce SG&A and exploration costs…"*	• Ignores Cliffs' proactive SG&A reductions, and bases reduction targets on unrealistic assumptions	• We have already reduced SG&A significantly by $134mm (32%) in 2013 and have announced further cuts of $91mm (31%) in 2014 which we are continuing to focus on

CASABLANCA'S PROPOSALS HAVE BEEN PREVIOUSLY REVIEWED BY CLIFFS AND ITS BOARD

CLIFFS

MARKET RESPONSES TO CLIFFS' ANNOUNCEMENTS HAVE BEEN STRONG

Share price performance since January 27, 2014



$24
$23
$22
$21
$20
$19
$18
1/27/14: Casablanca announces proposal after market close
1/28/14: Intraday price performance based on 1/27/14 close of $19.40
$22.00
$21.50
$21.00
$20.50
$20.00
$19.50
9:30am
12:00pm
4:00pm
Up 13% at market open
Up 2% at market close
2/12/14: Casablanca announces support for Lourenco Goncalves as CEO & intention to nominate majority slate of directors before market open
2/14/14: Cliffs issues open letter to shareholders before market open
2/11/14: Cliffs announces capex reduction after market close
2/13/14: Cliffs appoints Gary Halverson as CEO and announces earnings after market close
VOLUME (K)
36,000
24,000
12,000
0
30 DAY AVERAGE VOLUME AS OF 2/14/14
27-Jan
28-Jan
29-Jan
30-Jan
31-Jan
3-Feb
4-Feb
5-Feb
6-Feb
7-Feb
10-Feb
11-Feb
12-Feb
13-Feb
14-Feb

Source: FactSet, Bloomberg, company filings and press releases, Casablanca Capital public statements. Note: Market data as of 2/14/14.

CLIFFS

CLIFFS HAS FIRMLY ESTABLISHED A NEW STRATEGIC DIRECTION

- Cliffs' Board of Directors has been strengthened and is fully-engaged
- Cliffs' Board of Directors installed a new management team to drive action and accountability for results
- New CEO and leadership team have reset strategic course and improved operating and financial discipline
- Efficient and return-driven capital allocation mindset is guiding all strategic decisions
- The focus of Cliffs' Board of Directors and management is to drive long-term shareholder value

Appendix

NON-GAAP RECONCILIATION – EBITDA AND ADJUSTED EBITDA

In addition to the consolidated financial statements presented in accordance with U.S. GAAP, the Company has presented EBITDA and adjusted EBITDA, which are non-GAAP financial measures that management uses in evaluating operating performance. The presentation of these measures is not intended to be considered in isolation from, as a substitute for, or as superior to, the financial information prepared and presented in accordance with U.S. GAAP. The presentation of these measures may be different from non-GAAP financial measures used by other companies. A reconciliation of these measures to its most directly comparable GAAP measure is provided in the table below.

	(In Millions) Three Months Ended December 31,		(In Millions) Year Ended December 31,	
	2013	2012	**2013**	2012
Net Income (Loss)	**(14.2)**	(1,870.6)	**361.8**	(1,126.6)
Less:				
Interest expense, net	**(44.6)**	(59.8)	**(179.1)**	(195.6)
Income tax (expense) benefit	**13.9**	(491.1)	**(55.1)**	(255.9)
Depreciation, depletion and amortization	**(155.3)**	(144.0)-	**(593.0)**-	(526.0)
EBITDA	**$ 171.8**	$ (1,175.7)-	**$ 1,189.0** -	$ (149.1)
Less non-cash items:				
Goodwill impairment charges	**(80.9)**	(1,000.0)	**(80.9)**	(1,000.0)
Noncontrolling interest adjustment	**45.0**	249.0	**45.0**	249.0
Wabush-related costs*	**(182.6)**	(49.9)	**(184.3)**	(49.9)
Other impairment charges	**(15.3)**	—	**(15.3)**	—
Amapa impairment charge	**—**	(365.4)	**(67.6)**	(365.4)
Adjusted EBITDA	**$ 405.6**	$ (9.4)	**$ 1,492.1**	$ 1,017.2

*Wabush-related costs include write-downs of $28 million and $30 million in the fourth-quarter and full-year 2013, respectively. This was attributed to a supplies inventory write down which is reported in Cost of Goods Sold on the Statement of Operations.

CLIFFS